UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2004

Liberate Technologies

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26565	94-3245315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 Campus Drive, Suite 250, San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 645-4000

ITEM 7.                                                     Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description
99.01	Monthly Operating Report for June 2004.

ITEM 9.                                                     Regulation FD Disclosure

On July 20, 2004, Liberate Technologies (“Liberate”) filed its monthly operating report for the month of June 2004 (the “Operating Report”) with the United States Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”) in connection with Liberate’s voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in Case No. 04-31394.  Liberate is furnishing the Operating Report as an Exhibit to this report on Form 8-K.  This report on Form 8-K (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Liberate strongly cautions readers not to place undue reliance upon the information contained in the Operating Report.  The Operating Report contains unaudited information, has not been reviewed by independent accountants, is limited in scope, and is in a format prescribed by the applicable bankruptcy laws.  There can be no assurance that the Operating Report is complete.  The financial information related to Liberate included in the Operating Report has been prepared to conform with specific instructions from the Office of the U.S. Trustee and may not be presented on a basis in accordance with generally accepted accounting principles.  Preparation of the financial statements in accordance with generally accepted accounting principles could result in material adjustments to certain financial information presented in the Operating Report.  The Operating Report also contains information for periods that are different from those contained in the reports Liberate files pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Such information may not be indicative of Liberate’s financial condition or operating results for the periods reflected in Liberate’s financial statements or in its reports pursuant to the Exchange Act, or of future results, and readers are cautioned to refer to the Exchange Act filings.

As a result of our audit for the fiscal year ended May 31, 2004, we made adjustments to amounts previously reported in the Monthly Operating Report for May 2004.  The most significant of these adjustments was a reinstatement of an accrual of $17.2 million for excess facilities charges related to our former headquarters in San Carlos, California.  As a result of this and other adjustments, the profit (loss) reported in the Monthly Operating Report for May 2004 decreased by approximately $16.8 million.  The amounts included on the Monthly Operating Report for June 2004 reflect these adjustments.

The attached financial information relates only to the Liberate Technologies U.S. entity, which filed a voluntary petition under Chapter 11, and does not include foreign subsidiaries.  Accordingly, these financial statements do not allow for meaningful comparison with the consolidated financial condition and results of operations that Liberate normally reports in its Exchange Act filings.  For example, the unaudited Balance Sheet contained in the Operating Report reflects cash and cash equivalents (including restricted cash) of approximately $214.1 million for the U.S. entity.  As of June 30, 2004, the consolidated balance of cash and cash equivalents (including restricted cash) for Liberate and its consolidated subsidiaries was approximately $225.1 million.

Moreover, the Operating Report includes forward-looking statements subject to various assumptions regarding Liberate’s operating performance that may not be realized and are subject to significant business, judicial, economic and competitive uncertainties and contingencies, including those described in this report on Form 8-K, many of which are beyond Liberate’s control.  Financial forecasts for the months of June 2004 and July 2004 are based on Liberate’s current estimates and may not include all adjustments that are necessary for reporting under generally accepted accounting principles.  Consequently such matters should not be regarded as a representation or warranty by Liberate that such matters will be realized or are indicative of Liberate’s financial condition or operating results for future periods or the periods covered in Liberate’s reports pursuant to the Exchange Act.  Actual results for such periods may differ materially from the information contained in the Operating Report and Liberate undertakes no obligation to update or revise the Operating Report.

The Operating Report contains forward-looking statements that reflect, when made, Liberate’s current views with respect to current events and financial performance.  Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to Liberate’s operations and business environment which may cause the actual results of Liberate to be materially different from any future results, express or implied, by such forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: Liberate’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by Liberate from time to time; the ability of Liberate to prosecute, confirm and consummate a plan of reorganization with respect to the chapter 11 case; matters affecting the timing and amounts of anticipated distributions to creditors; the ability of Liberate to maximize asset value and control expenses; Liberate’s ability to obtain and maintain normal terms with vendors and service providers; Liberate’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on Liberate’s liquidity or results of operations; the ability of Liberate to execute its business plan; the ability of Liberate to attract, motivate and/or retain key executives and employees; potential adverse publicity; and the ability of Liberate to attract and retain customers.  Other risk factors are listed from time to time in Liberate’s SEC reports, including, but not limited to the quarterly report on Form 10-Q for the quarter ended February 29, 2004.  Liberate disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan if ultimately confirmed, can affect the value of Liberate’s various pre-petition liabilities and equity securities.  No assurance can be given as to what value, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies.  Accordingly, Liberate urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATE TECHNOLOGIES

Date: July 20, 2004	By:	/s/ Gregory S. Wood
	Name:	Gregory S. Wood
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.01	Monthly Operating Report for June 2004.